EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Propanc Biopharma, Inc. (the “Company”), on Form 10-Q for the period ended December 31, 2019, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Carlo Campiciano, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended December 31, 2019, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended December 31, 2019, fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 14, 2020

By:	/s/ Carlo Campiciano
Carlo Campiciano
Chief Financial Officer